BLACKROCK FUNDSSM

BlackRock Short-Term Treasury Fund

Supplement Dated December 5, 2013 to the

Summary Prospectus and Prospectus each dated November 27, 2013

Institutional Shares of BlackRock Short-Term Treasury Fund (the “Fund”), a series of BlackRock FundsSM, are not currently available for purchase. Accordingly, until the Fund in its discretion determines otherwise, the Fund will not accept any orders to purchase Institutional Shares of the Fund. There are currently no Institutional Shares of the Fund issued and outstanding.

Shareholders should retain this Supplement for future reference.

ALLPR-STT-1213SUP